EIGHTH AMENDMENT TO

SERVICES AND DEVELOPMENT AGREEMENT

THIS EIGHTH AMENDMENT TO SERVICES AND DEVELOPMENT AGREEMENT (the “Agreement”) is made and entered into as of the 30th day of September, 2011, by and between NTS MORTGAGE INCOME FUND, a Delaware corporation (“Fund”), and RESIDENTIAL MANAGEMENT COMPANY, a Kentucky corporation (“Residential”).

R E C I T A L S

A.   Effective as of January 1, 2009, Fund and Residential entered into that certain Services and Development Agreement, as amended by that certain First Amendment to Services and Development Agreement dated as of December 31, 2009,  that Second Amendment to Services and Development Agreement dated as of March 31, 2010,  that Third Amendment to Services and Development Agreement dated as of June 30, 2010, that Fourth Amendment to Services and Development Agreement dated as of September 30, 2010, that Fifth Amendment to Services and Development Agreement dated as of December 31, 2010, that Sixth Amendment to Services and Development Agreement dated as of March 31, 2011 and that Seventh Amendment to Services and Development Agreement dated as of June 30, 2011 (collectively, the “Agreement”), which provided that Residential would manage, develop and operate the Fund’s real properties as set forth in the Agreement;

B.   The Term of the Agreement was extended until September 30, 2011;

C.   Fund and Residential now desire to further extend the Term of the Agreement through December 31, 2011, and to modify Section 2.2 thereof.

NOW, THEREFORE, in consideration of their mutual undertakings, IT IS AGREED by and between the parties hereto as follows:

1.           As of the date of this Eighth Amendment, the Term of the Agreement is hereby extended through December 31, 2011.

2.           Section 2.2 of the Agreement is hereby modified and amended to read as follows:

“Subject to Section 2.3 hereof, the term of this Agreement shall be for a period commencing on the effective date hereof and ending on December 31, 2011 (the “Term”).”

3.        Section 2.3 of the Agreement is hereby amended and modified to read as follows:

“This Agreement may be renewed only by written agreement of both parties on or before the expiration of the Term.”

4.           This Eighth Amendment may be signed in multiple counterparts, and, when counterparts are executed by all parties, such counterparts shall be deemed an original instrument.

5.           The parties agree that except as expressly amended or modified above, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have entered into this Eighth Amendment to Services and Development Agreement as of the date first written above.

FUND:

NTS MORTGAGE INCOME FUND, a Delaware corporation

By:	/s/ Brian F. Lavin
Brian F. Lavin
President

RESIDENTIAL:

RESIDENTIAL MANAGEMENT COMPANY, a Kentucky corporation

By:	/s/ Gregory A. Wells
Gregory A. Wells
Executive Vice President